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                                                                   Exhibit 10.23

                              FRONTIER CORPORATION

                      SUPPLEMENTAL MANAGEMENT PENSION PLAN

                                Amendment No. 2


     Pursuant to Section 6.1, the Plan is amended, effective August 1, 1997, by deleting the first sentence of the second paragraph of Section 3.1 and substituting the following in its place:

     And otherwise eligible employee who, without the consent of the Board, engages in any activity inimical to the interests of any Participating Company within two years of retirement shall cease being eligible to receive any further benefits after commencing such activity, provided that upon a Change in Control this sentence shall have no effect.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this amendment on its behalf this 10th day of August 1998.

                                    FRONTIER CORPORATION


                                      /s/ Barbara J. LaVerdi
                              By: ----------------------------------------
                                  Barbara J. LaVerdi, Assistant Secretary